UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.    Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

MetLife Core Plus Fund

Annual Report	October 31, 2023

Investment Adviser: MetLife Investment Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-252-4993; and (ii) on the Commission’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

SHAREHOLDERS’ LETTER (unaudited)

Investment Objective

The investment objective of the MetLife Core Plus Fund (the “Fund”) is to seek to maximize capital appreciation and income.

Review

The overweight to spread sectors and underweight allocation to US Treasuries aided relative performance over the year. Corporate spread sectors were the largest contributors of active performance led by security selection across Industrial sectors and Financials. Rates were also extremely volatile and the curve remained inverted throughout the entire year.

Overall, investment grade corporates led the bulk of outperformance with the driver being security selection within Industrials. More granularly, Energy, Communications and Consumer Non-Cyclicals were all sources of positive alpha. Despite challenges within the Banking sector leading to weakness in the first quarter of 2023, positive selection within Banking led the financial subsectors in driving relative outperformance. However, allocations to subordinated High Yield Financials were a detractor over the period amidst the turbulence brought on by rising rates impacting banks’ balance sheets.

Rising and high interest rates also put pressure on Residential Mortgage-Backed Securities (“RMBS”) in addition to Commercial Mortgage-Backed Securities (“CMBS”). Adding to the challenges in CMBS is also demographics influencing underlying commercial real estate markets where demand for office space post-covid is significantly weaker than expected. Asset-Backed Securities (“ABS”) added to relative returns due to sector allocation. In a volatile year within fixed income markets, shorter high-quality sectors such as ABS outperformed nearly all other structured finance asset classes. Within ABS our positioning is concentrated in up-in-quality sectors such as Credit Cards and Autos. Thus, our overweight to the sector aided performance. Collateralized Loan Obligations (“CLOs”) modestly added to performance as index spreads tightened on technical driven influences. The primary driver was the portfolio’s allocation to up-in-quality AAA CLOs and up-in-quality ABS. Residential Mortgage-Backed Securities (“RMBS”) dragged on performance brought on by persistent interest rate volatility and by the Federal Reserve and Banks taking a step back as the primary buyer.

Outlook

The tug of war between the economic trajectory, corporate fundamentals, valuations and technicals has resulted in tighter spreads and flatter credit curves. The economy has largely shrugged off the over 5% of Fed hikes over the past 18 months, with unemployment still under 4% and inflation, while slowing, remains above the Fed’s target. Corporate fundamentals have been resilient. Defaults rates, while rising, remain low. All the while the debate between soft-landing and hard-landing continues. We have certainly underestimated the staying power of the unprecedented stimulus, but with monetary policy decisively restrictive, we have our eyes on cracks forming. Supporting our beliefs is high and rising delinquency rates on subprime loans without any significant uptick in unemployment indicates the effects of higher rates are certainly feeding into the lower rungs of consumer balance sheets. Combined with tight C&I lending standards, consumer strength is likely more fragile than economic data would suggest and the mere passing of time will continue to chip away at households and corporations.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

For some time, we have felt the uncertain economic outlook amidst snug valuations warranted a defensive risk posture in portfolios and have leaned on security selection to offset the drag from our treasury allocation. We continue to believe we are steadily marching into the latest stages of the credit cycle, and ample liquidity will eventually bear fruit with spread levels skewing risk to the downside. Within Corporates, the at times frustrating technicals driving spreads tighter and curves flatter have been a headwind to relative performance, but simultaneously provide opportunity for those willing to do relative value work down to the individual bond level. Within mortgages, the lack of bank sponsorship continues to challenge the sector as the Fed rolls-off its $2.5 trillion portfolio and banks retrench given their mark to market losses. However, in CMBS the technical of limited supply has been supportive to spreads as the underlying commercial real estate market faces its own tug of war between refinancing solutions and valuations. With that, it’s unlikely we make wholesale changes to the portfolio absent a material change in valuations, and instead will continue to refine positioning into sectors, issuers, and securities we believe hold long term value. Furthermore, rate and market volatility could temper supply in what is a historically light issuance quarter across corporate and structured.

From an overall quality perspective on Corporates, we favor BBB credit improvement stories vs single-A and better paper, which have been tremendously supported from a lack of high-quality supply in the higher yield environment. Within BBB, we believe successfully identifying improvement stories in low BBB names and avoiding downgrades will be paramount in differentiating excess return as the credit cycle turns. Within ABS, we continue to favor liquidity in the portfolio with any material tightening likely leading to more sales. Any weakening in labor markets and the resumption of student loan payments could put further stress on consumer fundamentals. Given our low overall ABS exposure relative to history, we would look to opportunistically add to AAA 2 year credit cards and auto bonds from strong issuers on any material weakness in spreads. As we stated earlier, we are cautious on spreads here as valuations don’t reflect deteriorating fundamentals and a slowing broader economy in a higher for longer interest rate scenario.

From a sector perspective, we continue to favor less cyclical sectors like Healthcare, Pharmaceuticals, Aerospace Defense and Utilities and also favor less cyclical names within more cyclically oriented sectors (i.e. gold names in Metals & Mining). We remain overweight Banking and continue to favor the front end of the curves as a defensive way to maintain a healthy yield advantage. We also remain overweight Mortgages despite recent weakness. We believe the value over the long-term will prove to be a positive contributor. Within pools, we see value in specified pools with positive attributes, for example low pay-up seasoned discounts which will prepay faster than the overall universe. While high coupons offer an attractive nominal spread, their negative convexity makes them a challenging investment.

Technicals have been powerful this year, and with that in mind we continue to closely monitor the supply outlook given its highly correlated impact on spreads this year. Opportunistic issuance in 30-year space has all but vanished and M&A outside of Healthcare and Pharma has also dried up. What little 30-year issuance we have seen has come at levels at or through secondary bonds and flat to shorter duration credit spreads, which we do not believe appropriately compensates investors for lending to companies for longer. While we broadly remain concerned about valuations, we do concede the symmetry of outcomes is far more balanced on the intermediate part of the curve relative to the long end, and that is where we have chosen to bias our credit curve positioning within portfolios.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

For those client portfolios that allow for high yield exposure, we remain extremely selective in our positioning, with nearly the lowest allocation since inception. It is extremely difficult to find instances where high yield would outperform investment grade credit in the risk-off environment that we have envisioned this year. Time decay to 2025 maturity walls only further emboldens our call for decompression from extremely tight levels to IG credit. Default rates will rise as less resilient business models are pressured by higher interest rates, and that is a not a risk we want to introduce to investment grade portfolios.

Like a toddler on a long road trip, our positioning for an economic dustup and repricing of risk assets (that seem to never arrive) often begs the rhetorical question, “Are we there yet?” While we cannot point to the exact catalyst or timing for spread widening, we firmly believe the path of spreads to be wider and curves steeper in an unwind of the stalwart and supportive technicals that have diverged valuations from forward fundamentals. We will continue to carry a treasury balance to take advantage of this eventuality and will look to refine and reposition the portfolio along the way. Solid carry and positive security selection are dependable tools by which to generate alpha, though we would welcome a back-up in spreads which would provide a far more robust opportunity set.

The views present are MIM’s only, are subject to change, and may not reflect the manager’s current views. There can be no assurance that the views expressed above will prove accurate and should not be relied upon as a reliable indicator of future events. Any securities mentioned are for informational purposes only and do not represent a recommendation or an offer to buy, hold or sell any securities, and may not be held in client portfolios. Any performance or portfolio holdings cited here were current as of the date stated and are subject to change.

Definition of Comparative Index and Other Investment Terms

Bloomberg US Aggregate Bond Index is an index generally representing fixed rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

Bloomberg US Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

Comparison of Change in the Value of a $5,000,000 Investment in the MetLife Core Plus Fund, I Class Shares versus the Bloomberg US Aggregate Bond Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
I Class Shares	0.19%	-5.83%	-0.25%	0.50%
R Class Shares**	-1.52%	-6.25%	-2.06%	-0.56%
Bloomberg US Aggregate	0.36%	-5.57%	-0.06%	0.45%
Bond Index

* The MetLife Core Plus Fund, I Class and R Class Shares, commenced operations on December 31, 2014.

** As R Class Shares only held seed money, Class R Shares did not incur distribution fees due to low net assets. If these fees were incurred the performance disclosed would have been lower.

^ The graph is based on only the I Class Shares.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

SECTOR WEIGHTING † (unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

MORTGAGE-BACKED SECURITIES — 35.8%

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS — 30.1%
FHLMC
5.500%, 06/01/41 to 11/01/52	$598,556	$568,027
5.000%, 01/01/53	1,563,490	1,446,428
4.500%, 05/01/48 to 07/01/52	726,073	663,094
4.000%, 08/01/44 to 09/01/48	94,741	83,781
3.500%, 08/01/30 to 11/01/48	2,889,776	2,475,428
3.000%, 01/01/47 to 12/01/47	1,185,784	981,292
2.500%, 10/01/31 to 01/01/52	4,620,434	3,616,647
2.000%, 07/01/50 to 05/01/52	3,563,332	2,658,385
FHLMC Multiclass Certificates, Ser 2021-P009, Cl A2
1.878%, 01/25/31	295,000	233,496
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/31	215,000	185,908

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/27	$520,000	$485,642
FHLMC, Ser 2006-R006, Cl ZA
6.000%, 04/15/36	152,497	152,950
FHLMC, Ser 2010-3632, Cl PK
5.000%, 02/15/40	15,257	14,733
FHLMC, Ser 2012-271
3.000%, 08/15/42	33,774	29,359
FHLMC, Ser 2015-4479, Cl HA
3.750%, 05/15/39 (A)	5,437	5,397
FHLMC, Ser 2017-356
3.000%, 09/15/47	140,152	118,579
FNMA
6.000%, 09/01/39	586	588
5.500%, 04/01/36 to 07/01/40	127,798	124,602
5.000%, 02/01/31 to 04/01/53	1,551,012	1,444,712
4.500%, 04/01/35 to 09/01/52	1,851,921	1,671,594
4.000%, 06/01/42 to 05/01/52	4,520,613	3,989,403
3.500%, 07/01/30 to 04/01/52	3,961,163	3,406,168
3.040%, 01/01/28	162,968	148,744
3.000%, 12/01/31 to 12/01/51	10,027,254	8,393,889
2.500%, 05/01/50 to 04/01/52	11,921,030	9,287,893
2.000%, 05/01/36 to 12/01/51	17,877,525	13,462,120
1.850%, 09/01/35	265,104	211,677
FNMA or FHLMC TBA
6.000%, 11/01/37	490,000	476,787
5.500%, 11/01/37	216,000	204,862
5.000%, 11/01/37	2,548,000	2,348,937
4.500%, 11/15/34	2,945,346	2,629,825
4.000%, 11/12/39	482,997	417,189
3.500%, 11/01/40	665,000	553,699
2.500%, 11/25/27 to 11/15/53	2,420,253	2,045,814
2.000%, 11/15/38 to 11/15/53	2,704,000	2,154,527

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FNMA, Ser 2001-T4, Cl A1
7.500%, 07/25/41	$1,246	$1,242
FNMA, Ser 2005-24, Cl ZE
5.000%, 04/25/35	3,179	3,067
FNMA, Ser 2012-121, Cl TB
7.000%, 11/25/42	16,165	16,599
FNMA, Ser 2012-411, Cl A3
3.000%, 08/25/42	373,715	318,984
GNMA
5.500%, 07/20/43 to 09/20/43	3,230	3,202
4.690%, 06/20/62 (B)	147	133
4.526%, 01/20/67 (B)	42,457	40,825
4.500%, 03/15/42	41,457	39,312
4.000%, 04/20/49 to 04/20/52	1,885,016	1,680,901
3.000%, 04/20/45 to 04/20/50	895,141	745,427
2.500%, 04/20/51 to 11/20/51	1,759,611	1,395,413
GNMA TBA
5.000%, 11/01/39	685,000	637,344
3.500%, 11/15/41	524,000	446,574
GNMA, Ser 2010-H14, Cl BI, IO
1.436%, 07/20/60 (B) (C)	1,554	136
GNMA, Ser 2017-H16, Cl PT
4.884%, 05/20/66 (B)	127	124

		72,021,459

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.7%
1345 Avenue of the Americas & Park Avenue Plaza Trust, Ser 2005-1, Cl A3
5.278%, 08/10/35 (D)	331,081	316,131
Alen Mortgage Trust, Ser 2021-ACEN, Cl A
6.600%, TSFR1M + 1.264%, 04/15/34 (B) (D)	585,000	526,331
Arbor Multifamily Mortgage Securities Trust, Ser 2021-MF2, Cl B
2.560%, 06/15/54 (B) (D)	360,000	253,241

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
BANK, Ser 2022-BNK40, Cl A4
3.394%, 03/15/64 (B)	$340,000	$275,585
BBCMS Mortgage Trust, Ser 2020-C6, Cl AS
2.840%, 02/15/53	340,000	267,944
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/35 (D)	472,907	428,052
Benchmark Mortgage Trust, Ser 2022-B33, Cl A5
3.458%, 03/15/55	525,000	429,894
Benchmark Mortgage Trust, Ser 2022-B35, Cl AS
4.445%, 05/15/55 (B)	445,000	358,440
BMO Mortgage Trust, Ser 2022-C3, Cl AS
5.326%, 09/15/54 (B)	410,000	371,322
BPR Trust, Ser 2022-OANA, Cl A
7.233%, TSFR1M + 1.898%, 04/15/37 (B) (D)	240,000	234,589
BWAY Mortgage Trust, Ser 2015-1740, Cl A
2.917%, 01/10/35 (D)	750,000	464,250
BX Mortgage Trust, Ser 2022-MVRK, Cl B
7.251%, TSFR1M + 1.916%, 03/15/39 (B) (D)	741,647	722,896
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL2, Cl A
7.303%, TSFR1M + 1.968%, 11/15/31 (B) (D)	17,564	17,537
CIM Trust, Ser 2021-R6, Cl A1
1.425%, 07/25/61 (B) (D)	721,518	603,772
CIM Trust, Ser 2022-R2, Cl A1
3.750%, 12/25/61 (B) (D)	448,147	397,116
COMM Mortgage Trust, Ser 2015-CR26, Cl C
4.465%, 10/10/48 (B)	715,000	649,231
CSAIL Commercial Mortgage Trust, Ser 2016-C7, Cl ASB
3.314%, 11/15/49	301,379	289,618
CSMC Trust, Ser 2021-RPL3, Cl A1
2.000%, 01/25/60 (B) (D)	683,864	560,983
CSMC, Ser 2014-USA, Cl A2
3.953%, 09/15/37 (D)	510,000	423,762

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/34 (D)	$300,000	$296,820
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl C
4.935%, 01/10/34 (B) (D)	450,000	442,724
EQUS Mortgage Trust, Ser 2021-EQAZ, Cl B
6.550%, TSFR1M + 1.214%, 10/15/38 (B) (D)	454,991	439,023
FHLMC Whole Loan Securities Trust, Ser 2016-SC01, Cl 2A
3.500%, 07/25/46	29,438	26,163
Finance of America Structured Securities Trust, Ser 2021-S2, Cl A2
1.750%, 09/25/71 (A) (D)	926,688	878,451
GPMT, Ser 2021-FL3, Cl A
6.699%, TSFR1M + 1.364%, 07/16/35 (B) (D)	254,237	249,051
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl AS
3.997%, 08/15/47	625,000	604,238
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl B
4.347%, 11/15/47 (B)	330,000	308,817
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/60 (B) (D)	352,273	322,020
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl C
4.324%, 05/15/48 (B)	210,000	178,627
Morgan Stanley Capital I Trust, Ser 2022-L8, Cl AS
3.794%, 04/15/55 (B)	405,000	319,918
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/35 (B) (D)	380,000	337,281
MTN Commercial Mortgage Trust, Ser 2022-LPFL, Cl B
7.236%, TSFR1M + 1.896%, 03/15/39 (B) (D)	195,000	189,982
OBX Trust, Ser 2020-EXP3, Cl 2A1A
6.339%, TSFR1M + 1.014%, 01/25/60 (B) (D)	695	694

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Sequoia Mortgage Trust, Ser 2018-CH4, Cl B1B
4.977%, 10/25/48 (B) (D)	$662,139	$610,225
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/58 (B) (D)	21,362	20,384
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/59 (B) (D)	78,328	71,412
Towd Point Mortgage Trust, Ser 2020-3, Cl A1
3.088%, 02/25/63 (B) (D)	84,077	77,382
UBS Commercial Mortgage Trust, Ser 2017-C4, Cl A3
3.301%, 10/15/50	273,308	246,747
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl B
4.371%, 09/15/57 (B)	425,000	364,562

		13,575,215

TOTAL MORTGAGE-BACKED SECURITIES (Cost $98,959,082)		85,596,674

CORPORATE OBLIGATIONS — 31.4%

COMMUNICATION SERVICES — 3.0%
AT&T
6.000%, 11/15/34	20,000	18,726
3.550%, 09/15/55	795,000	462,132
3.500%, 06/01/41	505,000	337,612
1.700%, 03/25/26	820,000	744,282
Meta Platforms
5.600%, 05/15/53	510,000	461,253
Paramount Global
6.375%, H15T5Y + 3.999%, 03/30/62 (B)	880,000	647,627
6.250%, Confirm With Client + 3.899%, 02/28/57 (B)	225,000	161,437
5.900%, 10/15/40	455,000	334,959
Sprint Spectrum
5.152%, 03/20/28 (D)	1,539,000	1,514,474
Time Warner Cable
5.875%, 11/15/40	790,000	623,220

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
COMMUNICATION SERVICES — continued
T-Mobile USA
4.500%, 04/15/50	$490,000	$357,475
Verizon Communications
5.250%, 03/16/37	760,000	684,508
4.016%, 12/03/29	251,000	224,160
Warnermedia Holdings
5.141%, 03/15/52	885,000	626,241

		7,198,106

CONSUMER DISCRETIONARY — 0.2%
Resorts World Las Vegas
4.625%, 04/06/31 (D)	670,000	472,350

CONSUMER STAPLES — 1.6%
Altria Group
10.200%, 02/06/39	40,000	49,508
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc
4.900%, 02/01/46	160,000	133,244
Anheuser-Busch InBev Worldwide
5.450%, 01/23/39	475,000	438,214
Bacardi
5.400%, 06/15/33 (D)	865,000	790,375
BAT Capital
4.390%, 08/15/37	670,000	486,959
3.557%, 08/15/27	98,000	88,842
JBS USA LUX
6.750%, 03/15/34 (D)	245,000	229,585
6.500%, 12/01/52	465,000	382,038
Philip Morris International
5.625%, 09/07/33	475,000	445,931
5.125%, 02/15/30	785,000	739,518
Reynolds American
8.125%, 05/01/40	45,000	45,048
7.250%, 06/15/37	220,000	212,216

		4,041,478

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — 3.9%
Cheniere Corpus Christi Holdings
3.700%, 11/15/29	$883,000	$769,371
Continental Resources
2.268%, 11/15/26 (D)	1,135,000	1,005,769
Devon Energy
7.875%, 09/30/31	195,000	208,543
5.600%, 07/15/41	405,000	343,799
Diamondback Energy
6.250%, 03/15/33	785,000	774,818
Energy Transfer
6.400%, 12/01/30	745,000	736,940
5.250%, 04/15/29	1,110,000	1,053,469
Enterprise Products Operating
5.350%, 01/31/33	585,000	557,594
Galaxy Pipeline Assets Bidco
1.750%, 09/30/27 (D)	481,717	441,801
Hess
6.000%, 01/15/40	740,000	714,932
5.800%, 04/01/47	265,000	250,169
MPLX
4.950%, 03/14/52	715,000	529,892
4.800%, 02/15/29	280,000	261,907
Sabine Pass Liquefaction
5.000%, 03/15/27	955,000	919,724
Tennessee Gas Pipeline
8.375%, 06/15/32	135,000	146,133
2.900%, 03/01/30 (D)	585,000	478,892

		9,193,753

FINANCIALS — 13.4%
Athene Global Funding
2.950%, 11/12/26 (D)	600,000	539,746
Athene Holding
4.125%, 01/12/28	875,000	791,580
Banco Santander
1.722%, H15T1Y + 0.900%, 09/14/27 (B)	800,000	693,426

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Bank of America
5.288%, SOFRRATE + 1.910%, 04/25/34 (B)	$235,000	$212,250
4.571%, SOFRRATE + 1.830%, 04/27/33 (B)	1,320,000	1,138,380
3.366%, TSFR3M + 1.072%, 01/23/26 (B)	840,000	807,389
2.572%, SOFRRATE + 1.210%, 10/20/32 (B)	845,000	632,857
Bank of America MTN
3.093%, TSFR3M + 1.352%, 10/01/25 (B)	575,000	557,274
Bank of Nova Scotia
4.900%, H15T5Y + 4.551%, 09/04/72 (B) (E)	870,000	793,899
Barclays
4.375%, 01/12/26	830,000	792,257
BPCE MTN
5.975%, SOFRRATE + 2.100%, 01/18/27 (B) (D)	950,000	934,883
Canadian Imperial Bank of Commerce
6.092%, 10/03/33	1,165,000	1,122,176
Cantor Fitzgerald
4.500%, 04/14/27 (D)	775,000	718,526
CI Financial
4.100%, 06/15/51	600,000	319,171
3.200%, 12/17/30	895,000	654,894
Citigroup
8.125%, 07/15/39	415,000	467,927
5.610%, SOFRRATE + 1.546%, 09/29/26 (B)	480,000	473,836
2.561%, SOFRRATE + 1.167%, 05/01/32 (B)	670,000	508,401
Citigroup Capital III
7.625%, 12/01/36	15,000	14,535
Constellation Insurance
6.800%, 01/24/30 (D)	590,000	504,770
Cooperatieve Rabobank UA
3.758%, H15T1Y + 1.420%, 04/06/33 (B) (D)	625,000	510,105
Credit Suisse Group
7.500%, USSW5 + 4.598%, 06/11/72 (D) (E)	725,000	76,125
Credit Suisse MTN
3.700%, 02/21/25	780,000	751,193
Danske Bank
6.466%, H15T1Y + 2.100%, 01/09/26 (B) (D)	670,000	667,239
F&G Global Funding
1.750%, 06/30/26 (D)	475,000	417,493

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Farmers Exchange Capital III
5.454%, Confirm With Client + 3.454%, 10/15/54 (B) (D)	$615,000	$507,839
Goldman Sachs Capital I
6.345%, 02/15/34	585,000	564,403
Goldman Sachs Group
3.272%, TSFR3M + 1.463%, 09/29/25 (B)	700,000	679,312
2.383%, SOFRRATE + 1.248%, 07/21/32 (B)	1,155,000	857,297
Intesa Sanpaolo
4.198%, H15T1Y + 2.600%, 06/01/32 (B) (D)	650,000	462,016
Jackson Financial
3.125%, 11/23/31	800,000	597,078
JPMorgan Chase
1.045%, SOFRRATE + 0.800%, 11/19/26 (B)	760,000	683,521
Mercury General
4.400%, 03/15/27	819,000	755,829
Mitsubishi UFJ Financial Group
5.719%, H15T1Y + 1.080%, 02/20/26 (B)	1,030,000	1,023,537
5.063%, H15T1Y + 1.550%, 09/12/25 (B)	940,000	929,724
Morgan Stanley
5.948%, H15T5Y + 2.430%, 01/19/38 (B)	355,000	321,905
1.593%, SOFRRATE + 0.879%, 05/04/27 (B)	680,000	604,231
Morgan Stanley MTN
5.250%, SOFRRATE + 1.870%, 04/21/34 (B)	890,000	801,898
2.511%, SOFRRATE + 1.200%, 10/20/32 (B)	795,000	594,631
Mutual of Omaha Insurance
4.297%, Confirm With Client + 2.640%, 07/15/54 (B) (D)	73,000	71,230
Nasdaq
5.550%, 02/15/34	635,000	589,021
NatWest Group
7.472%, H15T1Y + 2.850%, 11/10/26 (B)	735,000	747,925
1.642%, H15T1Y + 0.900%, 06/14/27 (B)	475,000	418,390
PNC Financial Services Group
5.582%, SOFRRATE + 1.841%, 06/12/29 (B)	865,000	828,201
Principal Life Global Funding II
2.250%, 11/21/24 (D)	990,000	949,877
Prospect Capital
3.706%, 01/22/26	245,000	219,892

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Societe Generale MTN
7.367%, 01/10/53 (D)	$750,000	$650,414
2.625%, 01/22/25 (D)	720,000	685,709
Toronto-Dominion Bank MTN
4.456%, 06/08/32	515,000	449,078
UBS Group
3.750%, 03/26/25	660,000	635,573
Wells Fargo
6.156%, TSFR3M + 0.762%, 01/15/27 (B)	735,000	695,796
Wells Fargo MTN
3.196%, TSFR3M + 1.432%, 06/17/27 (B)	720,000	665,574

		32,090,233

HEALTH CARE — 1.4%
Amgen
6.375%, 06/01/37	535,000	527,659
5.650%, 03/02/53	550,000	483,732
Bayer US Finance
3.375%, 10/08/24 (D)	30,000	29,218
Bayer US Finance II
4.700%, 07/15/64 (D)	765,000	517,820
CVS Health
5.125%, 02/21/30	850,000	800,181
HCA
3.500%, 09/01/30	485,000	401,407
Pfizer Investment Enterprises Pte
5.300%, 05/19/53	425,000	371,810
Royalty Pharma
1.200%, 09/02/25	300,000	273,556

		3,405,383

INDUSTRIALS — 1.4%
AerCap Ireland Capital DAC
3.000%, 10/29/28	485,000	408,489
Boeing
2.196%, 02/04/26	735,000	675,341
L3Harris Technologies
5.400%, 07/31/33	715,000	668,115

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INDUSTRIALS — continued
Regal Rexnord
6.050%, 02/15/26 (D)	$960,000	$944,261
United Airlines
4.375%, 04/15/26 (D)	615,000	570,483

		3,266,689

INFORMATION TECHNOLOGY — 1.8%
Broadcom
4.926%, 05/15/37 (D)	327,000	272,529
3.419%, 04/15/33 (D)	364,000	283,019
Kyndryl Holdings
2.050%, 10/15/26	675,000	588,297
Marvell Technology
1.650%, 04/15/26	767,000	693,067
Oracle
6.900%, 11/09/52	435,000	428,651
3.800%, 11/15/37	990,000	728,511
3.600%, 04/01/40	650,000	446,324
Sprint
7.125%, 06/15/24	110,000	110,557
Sprint Capital
8.750%, 03/15/32	410,000	461,515
Vontier
1.800%, 04/01/26	330,000	293,946

		4,306,416

MATERIALS — 0.6%
Celanese US Holdings
6.550%, 11/15/30	890,000	856,048
6.050%, 03/15/25	205,000	204,368
First Quantum Minerals
8.625%, 06/01/31 (D)	560,000	472,697

		1,533,113

REAL ESTATE — 0.9%
Essential Properties
2.950%, 07/15/31	475,000	339,810
Sabra Health Care
3.900%, 10/15/29	585,000	481,674

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
REAL ESTATE — continued
Scentre Group Trust
2 4.750%, H15T5Y + 4.379%, 09/24/80 (B) (D)	$960,000	$861,908
Simon Property Group
2.450%, 09/13/29	420,000	342,872

		2,026,264

UTILITIES — 3.2%
American Electric Power
5.699%, 08/15/25	500,000	495,892
Chile Electricity Lux MPC Sarl
6.010%, 01/20/33 (D)	490,000	475,668
Duke Energy Ohio
5.250%, 04/01/33	500,000	469,826
Eversource Energy
5.125%, 05/15/33	510,000	460,978
Louisville Gas and Electric
5.450%, 04/15/33	665,000	635,538
NextEra Energy Capital Holdings
6.051%, 03/01/25	640,000	639,633
Pacific Gas and Electric
6.100%, 01/15/29	745,000	716,795
2.100%, 08/01/27	1,035,000	876,369
1.700%, 11/15/23	835,000	833,665
Texas Electric Market Stabilization Funding N
4.265%, 08/01/34 (D)	1,096,009	1,007,105
Virginia Electric and Power
5.000%, 04/01/33	617,000	562,230
Vistra Operations
4.300%, 07/15/29 (D)	415,000	361,112

		7,534,811

TOTAL CORPORATE OBLIGATIONS (Cost $86,435,318)		75,068,596

U.S. TREASURY OBLIGATIONS — 29.5%

U.S. Treasury Bills
5.372%, 12/14/23 (F)	4,900,000	4,869,024
5.325%, 11/07/23 (F)	4,785,000	4,780,789

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
U.S. Treasury Bonds
4.375%, 08/15/43	$7,300,000	$6,510,687
4.125%, 08/15/53	5,550,000	4,747,852
3.875%, 05/15/43	2,655,000	2,204,895
3.625%, 05/15/53	5,980,000	4,661,597
2.375%, 02/15/42 (G)	5,305,000	3,502,958
U.S. Treasury Notes
5.000%, 08/31/25 to 10/31/25	3,920,000	3,913,087
4.875%, 10/31/28 to 10/31/30	9,520,000	9,535,175
4.750%, 07/31/25	3,085,000	3,064,875
4.625%, 06/30/25 to 09/15/26	6,410,000	6,360,419
4.375%, 08/15/26	2,540,000	2,503,686
4.250%, 05/31/25	2,625,000	2,587,266
4.125%, 08/31/30	2,980,000	2,842,641
3.875%, 03/31/25 to 08/15/33	9,110,000	8,643,794

TOTAL U.S. TREASURY OBLIGATIONS (Cost $74,682,314)		70,728,745

ASSET-BACKED SECURITIES — 5.5%

AccessLex Institute, Ser 2007-A, Cl A3
5.953%, TSFR3M + 0.300%, 05/25/36 (B)	213,101	207,226
Arivo Acceptance Auto Loan Receivables Trust, Ser 2021-1A, Cl A
1.190%, 01/15/27 (D)	43,881	42,995
Avis Budget Rental Car Funding AESOP, Ser 2019-3A, Cl A
2.360%, 03/20/26 (D)	175,000	166,949
Avis Budget Rental Car Funding AESOP, Ser 2023-5A, Cl A
5.780%, 04/20/28 (D)	610,000	600,431
Carmax Auto Owner Trust, Ser 2023-3, Cl A3
5.280%, 05/15/28	255,000	251,357
CARS-DB5 LP, Ser 2021-1A, Cl A2
2.280%, 08/15/51 (D)	592,121	438,883
CNH Equipment Trust, Ser 2022-B, Cl A3
3.890%, 08/16/27	475,000	459,695
College Avenue Student Loans, Ser 2021-B, Cl B
2.420%, 06/25/52 (D)	218,623	186,066

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
DataBank Issuer, Ser 2021-1A, Cl A2
2.060%, 02/27/51 (D)	$310,000	$273,033
Dell Equipment Finance Trust, Ser 2023-3, Cl A3
5.930%, 04/23/29 (D)	355,000	353,656
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl B
0.980%, 12/11/34 (D)	340,000	328,230
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl C
1.200%, 12/11/34 (D)	600,000	576,472
Enterprise Fleet Financing, Ser 2022-3, Cl A2
4.380%, 07/20/29 (D)	382,742	375,285
Enterprise Fleet Financing, Ser 2023-3, Cl A2
6.400%, 03/20/30 (D)	420,000	420,412
Enterprise Fleet Funding, Ser 2021-1, Cl A3
0.700%, 12/21/26 (D)	285,000	274,646
Goodgreen Trust, Ser 2021-1A, Cl A
2.660%, 10/15/56 (D)	246,555	200,007
GS Mortgage Securities II, Ser SHIP, Cl B
4.936%, 09/10/38 (B) (D)	365,000	347,773
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/39 (D)	50,064	46,921
HIN Timeshare Trust, Ser 2020-A, Cl A
1.390%, 10/09/39 (D)	353,515	323,034
JPMorgan Chase, Ser 2020-2, Cl B
0.840%, 02/25/28 (D)	21,214	21,060
JPMorgan Chase, Ser 2021-2, Cl B
0.889%, 12/26/28 (D)	110,705	107,711
JPMorgan Chase, Ser 2021-3, Cl B
0.760%, 02/26/29 (D)	69,837	66,986
LoanCore Issuer, Ser 2021-CRE6, Cl A
6.749%, TSFR1M + 1.414%, 11/15/38 (B) (D)	610,000	596,432
MF1, Ser 2021-FL7, Cl A
6.529%, TSFR1M + 1.194%, 10/16/36 (B) (D)	510,000	502,362
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/42 (D)	31,658	31,231
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/68 (D)	34,341	31,493

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/69 (D)	$349,900	$312,680
Nelnet Student Loan Trust, Ser 2021-CA, Cl AFX
1.320%, 04/20/62 (D)	533,978	469,204
NovaStar Mortgage Funding Trust, Ser 2003-3, Cl A1
6.149%, TSFR1M + 0.824%, 12/25/33 (B)	7,822	7,493
Octane Receivables Trust, Ser 2023-1A, Cl A
5.870%, 05/21/29 (D)	415,987	414,318
Santander Consumer Auto Receivables Trust, Ser 2021-AA, Cl A3
0.330%, 10/15/25 (D)	110,378	109,969
Santander Drive Auto Receivables Trust, Ser 2022-3, Cl A3
3.400%, 12/15/26	347,724	344,486
SBA Small Business Investment, Ser 2018-10B
3.548%, 09/10/28	38,730	35,554
SBA Small Business Investment, Ser 2022-10A
2.938%, 03/10/32	593,740	508,109
SBA Small Business Investment, Ser 2022-10B
4.262%, 09/10/32	314,634	287,545
Scholar Funding Trust, Ser 2011-A, Cl A
6.501%, SOFR90A + 1.162%, 10/28/43 (B) (D)	301,405	298,813
Sequoia Infrastructure Funding I, Ser 2021-1A, Cl A
7.056%, TSFR3M + 1.662%, 04/15/31 (B) (D)	127,190	127,089
SMB Private Education Loan Trust, Ser 2021-B, Cl A
1.310%, 07/17/51 (D)	311,484	274,239
SMB Private Education Loan Trust, Ser 2021-B, Cl B
2.650%, 07/17/51 (D)	295,000	229,301
SMB Private Education Loan Trust, Ser 2021-D, Cl A1A
1.340%, 03/17/53 (D)	409,933	360,774
SoFi Consumer Loan Program Trust, Ser 2023-1S, Cl A
5.810%, 05/15/31 (D)	89,328	89,134
South Carolina Student Loan, Ser 2015-A, Cl A
6.939%, TSFR1M + 1.614%, 01/25/36 (B)	360,752	360,247
Stack Infrastructure Issuer, Ser 2019-1A, Cl A2
4.540%, 02/25/44 (D)	184,790	183,320
STWD, Ser 2019-FL1, Cl A
6.529%, TSFR1M + 1.194%, 07/15/38 (B) (D)	156,550	154,247

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Tesla Auto Lease Trust, Ser 2021-B, Cl B
0.910%, 09/22/25 (D)	$925,000	$891,501
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/58 (B) (D)	77,786	77,152
United States Small Business Administration, Ser 2022-25F
4.010%, 06/01/47	486,196	430,597

TOTAL ASSET-BACKED SECURITIES (Cost $14,071,135)		13,196,118

MUNICIPAL BONDS — 0.3%

GEORGIA — 0.3%
Georgia State, Municipal Electric Authority, RB, Ser 2010-A
7.055%, 04/01/57	201,000	189,224
6.637%, 04/01/57	608,000	619,747

TOTAL MUNICIPAL BONDS (Cost $1,175,011)		808,971

LOAN PARTICIPATION — 0.0%

Sungard AS New Holdings III LLC, Initial Loan (2020), 1st Lien
8.500%, 07/01/24	4,361	2,967

TOTAL LOAN PARTICIPATION (Cost $4,354)		2,967

TOTAL INVESTMENTS — 102.5% (Cost $275,327,214)		$245,402,071

Open futures contracts held by the Fund at October 31, 2023 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Depreciation
Long Contracts
U.S. 2-Year Treasury Notes	178	Dec-2023	$36,160,983	$36,031,094	$(129,889)
U.S. 5-Year Treasury Notes	107	Dec-2023	11,376,147	11,178,992	(197,155)

			$47,537,130	$47,210,086	$(327,044)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

For the year ended October 31, 2023, the average notional value of long contracts held was $27,951,768.

Percentages are based on Net Assets of $239,318,730.
(A)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Securities considered illiquid. The total value of such securities as of October 31, 2023 was $136 and represented 0.0% of Net Assets.
(D)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2023 was $37,612,956 and represents 15.7% of Net Assets.

(E)	Perpetual security with no stated maturity date.
(F)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(G)	Security, or portion thereof, has been pledged as collateral on Futures contracts. The total market value of such securities as of October 31, 2023 was $446 ($ Thousands).

Cl — Class

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

H15T1Y — US Treasury Yield Curve Rate T Note Constant Maturity 1 Year Rate

H15T5Y — US Treasury Yield Curve Rate T Note Constant Maturity 5 Year Rate

IO — Interest Only - face amount represents notional amount

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

SOFR90A — Secured Overnight Financing Rate 90-day Average

SOFRRATE — Secured Overnight Financing Rate

TBA — To Be Announced

TSFR1M — One Month Term Secured Overnight Financing Rate

TSFR3M — Three Month Term Secured Overnight Financing Rate

The following is a summary of the level of inputs used as of October 31, 2023, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$85,596,674	$—	$85,596,674
Corporate Obligations	—	75,068,596	—	75,068,596
U.S. Treasury Obligations	—	70,728,745	—	70,728,745
Asset-Backed Securities	—	13,196,118	—	13,196,118
Municipal Bonds	—	808,971	—	808,971
Loan Participation	—	2,967	—	2,967

Total Investments in Securities	$—	$245,402,071	$—	$245,402,071

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(327,044)	$—	$—	$(327,044)

Total Other Financial Instruments	$(327,044)	$—	$—	$(327,044)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

* Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

STATEMENT OF ASSETS AND LIABILITIES

Assets:

Investments, at Value (Cost $275,327,214)	$245,402,071

Cash and cash equivalents	6,258,588

Foreign Currency, at Value (Cost $219)	219

Receivable for Investment Securities Sold	9,229,968

Dividends and Interest Receivable	1,701,045

Reclaims Receivable	17,242

Prepaid Expenses	7,224

Total Assets	262,616,357

Liabilities:

Payable for Investment Securities Purchased	23,116,316

Investment Advisory Fees Payable - Note 6	35,671

Variation Margin Payable	32,000

Payable due to Administrator	19,918

Payable due to Trustees	5,542

Chief Compliance Officer Fees Payable	2,594

Other Accrued Expenses	85,586

Total Liabilities	23,297,627

Commitments and Contingencies†

Net Assets	$239,318,730

NET ASSETS CONSIST OF:

Paid-in Capital	$316,391,078

Total Accumulated Losses	(77,072,348)

Net Assets	$239,318,730

I Class Shares

Net Assets	$239,318,724

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	29,625,612

Net Asset Value, Offering and Redemption Price Per Share	$8.08	*

R Class Shares

Net Assets	$6

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1

Net Asset Value, Offering and Redemption Price Per Share	$7.27	*

†	See Note 5 in the Notes to Financial Statements.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund For the Year Ended October 31, 2023

STATEMENT OF OPERATIONS

Investment Income

Interest	$10,317,064

Total Investment Income	10,317,064

Expenses

Investment Advisory Fees - (Note 5)	1,033,605

Administration Fees - (Note 4)	258,399

Trustees’ Fees	21,908

Chief Compliance Officer Fees - (Note 3)	6,183

Transfer Agent Fees - (Note 4)	80,853

Pricing Fees	77,054

Legal Fees	60,634

Registration Fees	39,127

Audit Fees	30,238

Custodian Fees - (Note 4)	20,450

Printing Fees	14,701

Insurance and Other Expenses	17,872

Total Expenses	1,661,024

Less:

Investment Advisory Fees Waived - (Note 5)	(498,273)

Net Expenses	1,162,751

Net Investment Income	9,154,313

Net Realized Loss on:

Investments	(21,430,330)

Futures Contracts	(753,156)

Foreign Currency Transactions	(44)

Net Realized Loss	(22,183,530)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	15,934,202

Futures Contracts	(327,044)

Foreign Currency Translation	72

Net Change in Unrealized Appreciation	15,607,230

Net Realized and Unrealized Loss	(6,576,300)

Net Increase in Net Assets Resulting from Operations	$2,578,013

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:

Net Investment Income	$9,154,313	$6,642,743

Net Realized Loss	(22,183,530)	(22,081,367)

Net Change in Unrealized Appreciation (Depreciation)	15,607,230	(45,150,475)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,578,013	(60,589,099)

Distributions:

I Class Shares	(9,126,133)	(6,449,449)

Total Distributions	(9,126,133)	(6,449,449)

Capital Share Transactions:

I Class Shares:

Issued	31,318,032	74,462,320

Reinvestment of Dividends	9,121,920	6,443,612

Redeemed	(87,602,816)	(23,000,327)

Increase (Decrease) from I Class Shares Capital Share Transactions	(47,162,864)	57,905,605

R Class Shares:

Issued	—	—

Reinvestment of Dividends	—	—

Redeemed	—	—

Increase from R Class Shares Capital Share Transactions	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(47,162,864)	57,905,605

Total Decrease in Net Assets	(53,710,984)	(9,132,943)

Net Assets:

Beginning of Year	293,029,714	302,162,657

End of Year	$239,318,730	$293,029,714

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2023	Year Ended October 31, 2022

Shares Issued and Redeemed:
I Class Shares:
Issued	3,692,616	7,621,412
Reinvestment of Dividends	1,073,778	707,791
Redeemed	(10,180,547)	(2,749,151)

Increase (Decrease) in Shares Outstanding from I Class Share Transactions	(5,414,153)	5,580,052

R Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Increase in Shares Outstanding from R Class Share Transactions	—	—

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(5,414,153)	5,580,052

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Years

	I Class Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$8.36	$10.26	$10.42	$10.36	$9.55

Income from Operations:
Net Investment Income(1)	0.30	0.19	0.12	0.23	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.27)	(1.91)	(0.09)	0.39	0.79

Total from Operations	0.03	(1.72)	0.03	0.62	1.08

Dividends and Distributions from:
Net Investment Income	(0.31)	(0.18)	(0.13)	(0.26)	(0.27)
Net Realized Gains	—	—	(0.06)	(0.30)	—

Total Dividends and Distributions	(0.31)	(0.18)	(0.19)	(0.56)	(0.27)

Net Asset Value, End of Year	$8.08	$8.36	$10.26	$10.42	$10.36

Total Return †	0.19%	(16.88)%	0.30%	6.17%	11.39%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$239,319	$293,030	$302,163	$100,285	$47,291
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.64%	0.62%	0.64%	1.22%	1.38%
Ratio of Net Investment Income to Average Net Assets	3.54%	2.07%	1.20%	2.24%	2.91%
Portfolio Turnover Rate†	254%	329%	463%	300%	356%

Amounts designated as “—” are $0 or round to $0.

(1)	Per share calculations were performed using average shares method.

†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Years

	R Class Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$7.68	$9.45	$9.57	$9.92	$9.52

Income from Operations:
Net Investment Income (Loss)(1)	0.31	0.22	0.16	(0.01)	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)	(1.81)	(0.09)	0.21	0.47

Total from Operations	(0.10)	(1.59)	0.07	0.20	0.67

Dividends and Distributions from:
Net Investment Income	(0.31)	(0.18)	(0.13)	(0.25)	(0.27)
Net Realized Gains	—	—	(0.06)	(0.30)	—

Total Dividends and Distributions	(0.31)	(0.18)	(0.19)	(0.55)	(0.27)

Net Asset Value, End of Year	$7.27	$7.68	$9.45	$9.57	$9.92

Total Return †	(1.52)%	(16.96)%	0.74%	2.05%	7.05%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$—	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)‡	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.64%	0.62%	0.64%	1.22%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.99%	2.52%	1.65%	(0.11)%	2.05%
Portfolio Turnover Rate†	254%	329%	463%	300%	356%

Amounts designated as “—” are $0 or round to $0.

(1)	Per share calculations were performed using average shares method.

†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	The share class is expected to run at the expense limit of 0.70% when assets are contributed. Amounts have been revised to reflect an estimation base on I Class Shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust, dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the MetLife Core Plus Fund (the “Fund”). The Fund is diversified and its investment objective is to seek to maximize capital appreciation and income. The Fund invests in a portfolio of investment grade, U.S. fixed income securities of any maturity or duration. The Fund also may invest up to 20% of its net assets in any combination of high yield bonds (also known as “junk bonds”) and non-U.S. fixed income securities, including emerging market bonds. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2023, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classifications, refer to the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund will distribute its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Cash — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2023. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the Board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2023.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the year.

The fair value of derivative instruments as of October 31, 2023, was as follows:

Asset Derivatives				Liability Derivatives

Statements of Assets and Liabilities Location		Fair Value		Statements of Assets and Liabilities Location		Fair Value

Interest Rate contracts	Net Assets – Unrealized appreciation on Future Contracts	$–	*	Interest Rate contracts	Net Assets – Unrealized depreciation on Future Contracts	$(327,044)	*

Total		$–				$(327,044)

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest Rates	$753,156	$—	$—	$—	$—	$753,156
Total	$753,156	$—	$—	$—	$—	$753,156

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total

Interest Rates	$(327,044)	$—	$—	$—	$—	$(327,044)
Total	$(327,044)	$—	$—	$—	$—	$(327,044)

The following discloses the volume of the Fund’s forward futures contracts activity during the year ended October 31, 2023.

For the year ended October 31, 2023, the average quarterly notional amount of futures contracts held were as follows:

Average Quarterly Notional Balance Long	$27,951,768
Average Quarterly Notional Balance Short	$—

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by, and are reviewed by, the Board.

5. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

October 31, 2023, the Fund paid $258,399 for these services.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund’s R Class Shares’ average net assets. For the year ended October 31, 2023, the R Class Shares incurred no shareholder servicing fees.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SS&C GIDS, Inc. (formerly, DST Systems, Inc.) serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

6. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, MetLife Investment Management, LLC, (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.45% of the Fund’s I Class Shares’ average daily net assets and 0.70% of the Fund’s R Class Shares’ average daily net assets until February 28, 2024. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2023. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual operating expenses and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of October 31, 2023, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $507,239, expiring in 2024, $595,278, expiring in 2025, and $498,273, expiring in 2026. The Adviser is a wholly owned subsidiary of MetLife, Inc., a publicly held company. During the year ended October 31, 2023, the Funds did not incur any recoupments. Reimbursement of previously waived fees and reimbursed expenses would be recognized as Recovery of Investment Advisory fees previously waived in the Statement of Operations.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2023, were as follows:

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

	U.S. Government	Other	Total
Purchases	$573,657,859	$63,705,893	$637,363,752

Sales	573,017,062	108,485,504	681,502,566

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, and Perpetual Bond adjustment. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2023.

The tax character of dividends and distributions declared during the years ended October 31, were as follows:

	Ordinary Income	Total
2023	$9,126,133	$9,126,133

2022	6,449,449	6,449,449

As of October 31, 2023, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$889,421
Capital Loss Carryforwards Short-Term	(17,625,376)
Capital Loss Carryforwards Long-Term	(30,023,366)
Unrealized Depreciation	(30,268,424)
Other Temporary Differences	(44,603)

Total Accumulated Losses	$(77,072,348)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Such capital losses retain their character as either short-term or long-term capital losses. During the year ended October 31, 2023, the Fund did not utilize capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2023, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Depreciation
$275,670,495	$51,185	$(30,319,609)	$(30,268,424)

Tax cost on investment is different than book cost because of wash sale adjustments.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

9. Concentration of Shareholders:

At October 31, 2023, 88% of I Class Shares total shares outstanding were held by four record shareholders and 100% of R Class Shares total shares outstanding were held by one record related party shareholder, owning 10% or greater of the aggregate total shares outstanding. These are comprised of omnibus accounts that are held on behalf of various individual shareholders.

10. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Liquidity Risk — Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Issuer Risk — The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Privately Issued Securities Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

other investor protection requirements that might be applicable if their securities were publicly traded.

Unrated Securities Risk — Debt securities that are not rated by Moody’s, S&P or Fitch may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Call Risk — The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected. Such sooner-than-expected principal payments may reduce the returns of the Fund because of loss of expected future interest payments on the principal amount paid back early and requires the Fund to invest the proceeds at generally lower interest rates.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. TBA Transactions involve the additional risk that the value of the mortgage-backed securities to be purchased declines prior to settlement date or the counterparty does not deliver the securities as promised.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described elsewhere in this section. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described elsewhere in this section. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to regulatory and economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Events in the fixed income markets may lead to periods of volatility, liquidity issues and, in

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

some cases, credit downgrades and increased likelihood of default.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

Portfolio Turnover Risk — The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

High Yield Bond Risk — High yield, or “junk,” bonds involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High-yield bonds also may be less liquid than higher quality investments.

Emerging Markets Securities Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus and statement of additional information.

11. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MetLife Core Plus Fund and the Board of Trustees of The Advisors’ Inner Circle Fund III:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Core Plus Fund (the “Fund”), one of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material aspects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

December 27, 2023

We have served as the auditor of one or more of The Advisors’ Inner Circle Fund III investment companies since 2017.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2023 to October 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

DISCLOSURE OF FUND EXPENSES (unaudited) (continued)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios		Expenses Paid During Period*

Actual Fund Return
I Class Shares	$1,000.00	$939.50	0.45%		$2.20
R Class Shares	1,000.00	934.40	0.45	%(1)	2.19
Hypothetical 5% Return
I Class Shares	$1,000.00	$1,022.94	0.45%		$2.29
R Class Shares	1,000.00	1,025.21	0.70%		3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(1)	The share class is expected to run at the expense limit of 0.70% when assets are contributed.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023 Unaudited

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be an

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023 Unaudited

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-252-4993. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023 Unaudited

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023 Unaudited

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, IncElement Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023 Unaudited

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023 Unaudited

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2023

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short-Term Capital Gain Dividend (5)
0.00%	100.00%	100.00%	0.00%	0.00%	23.56%	31.62%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2023. Complete information will be computed and reported with your 2023 Form 1099-DIV.

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MetLife Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-252-4993

Adviser:

MetLife Investment Management, LLC

One MetLife Way

Whippany, NJ 07981

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Deloitte & Touche

1700 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

MIM-AR-001-0400

(b)	Not applicable

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$717,900	None	None	$682,615	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$807,756(2)	$88,500(4)	None	$126,709(2)
(d)	All Other Fees	None	None	$7,535(5)	None	None	$5,301

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$137,200	None	None	$131,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$30,624	None	None	$30,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$363,625	None	None	$322,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	$282,908(3)	None	None	$218,015(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(4)	Fees in connection with international withholding tax analysis.

(5)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE October 31, 2023	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)        Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $815,291 and $132,010 for 2023 and 2022, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)        The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)        The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $282,908 and $218,015 for 2023 and 2022, respectively.

(h)        During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)        Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)        Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure	of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 9, 2024